UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Tradeweb Markets Inc.

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TRADEWEB MARKETS INC. 1177 6TH AVENUE NEW YORK, NY 10036 Your Vote Counts! TRADEWEB MARKETS INC 2021 Annual Meeting Vote by May 10, 2021 11 :59 PM ET You invested in TRADEWEB MARKETS INC and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 11, 2021. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a number Vote Virtually at the Meeting* May 11, 2021 12:15PMEDT Virtually at: www.virtualshareholdermeeting.com!TW2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 0 For 01) Paula Mad off 02) Thomas Pluta 03) Brian West 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 0 For the fiscal year ending December 31, 2021. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the O For 2021 Proxy Statement. 4. To determine, on an advisory basis, the frequency (whether annual, biennial or triennial) with which stockholders of f) Years the Company will participate in any advisory vote on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.